UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2015

UQM Technologies, Inc.
(Exact name of registrant as specified in its charter)

Colorado	1-10869	84-0579156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4120 Specialty Place
Longmont, Colorado 80504
(Address of principal executive offices, including zip code)

(303) 682-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01Changes in Registrant's Certifying Accountant.

Previous independent registered public accounting firm.

On August 14, 2015, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of UQM Technologies, Inc. (“UQM” or the ‘Company”) determined to change UQM’s independent accounting firm and notified Grant Thornton LLP (“GT”), UQM’s current independent accounting firm, of its dismissal.

The reports of GT on the Company’s financial statements for the years ended March 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended March 31, 2014 and 2015 and through August 14, 2015, the Company has not had any disagreements with GT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to GT’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.    During the fiscal years ended March 31, 2014 and 2015 and through August 14, 2015, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided GT with a copy of this disclosure as set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.    A copy of the letter from GT is attached hereto as Exhibit 16.1.

New independent registered public accounting firm.

On August 14, 2015 the Audit Committee engaged Hein & Associates LLP (“Hein”) to serve as the independent accounting firm for UQM.

During the years ended March 31, 2014, and 2015, and prior to August 14, 2015, the effective date of the engagement, the Company did not consult with Hein regarding (a) the application of accounting principles to a specified transaction, (b) the type of audit opinion that might be rendered on the Company's financial statements by Hein, in either case where written or oral advice provided by Hein would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (c) any other matter that was the subject of a disagreement between UQM and its former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 8.01.Other Events.

As a result of its change of independent accounting firms, the Board is withdrawing Proposal 4 from the shareholder vote of UQM’s annual meeting on September 24, 2015.  Proposal 4 was the ratifying vote of the appointment of GT as UQM’s independent auditors for the fiscal year ending March 31, 2016.  The Company does not intend to submit at the upcoming Annual Meeting any other proposal for ratification with respect to the appointment of auditors.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.Description of Exhibit

16.1Letter of Grant Thornton LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM TECHNOLOGIES, INC.

Dated: August 19, 2015	By: /s/ DAVID I. ROSENTHAL
David I. Rosenthal
Treasurer, Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.Description of Exhibit

16.1Letter of Grant Thornton LLP